UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2025

Moatable, Inc.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(623) 473-5749
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	MTBLY	OTC Pink
Class A ordinary shares, par value $0.001 per share*	MTBLY	OTC Pink

* Not for trading, but only in connection with the listing and trading of American depositary shares on OTC Pink.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Revisions to Prior Period Financial Statements

Subsequent to the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC (the “2023 Form 10-K”), management of Moatable, Inc. (the “Company”) discovered that the sales tax liability was understated as of September 30, 2024 by $3,293 (tax plus interest, all amounts are in thousands), of which $2,358 is related to the prior years of 2021 through 2023, and $935 is related to the nine months period ended September 30, 2024.

In accordance with Staff Accounting Bulletin (“SAB”) No. 99, “Materiality,” and SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” the Company evaluated the adjustments detailed above, and determined the related impact did not materially misstate its consolidated financial statements as of and for the year ended December 31, 2023 or its condensed consolidated financial statements for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30 ,2024.

Although the Company concluded that the misstatement was not material to its previously issued financial statements, the Company has determined it was appropriate to present the impacts to its consolidated financial statements for the year ended December 31, 2023 on a prospective basis to provide appropriate context to stakeholders. Revisions to the Company’s condensed consolidated financial statements for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30 ,2024 are tabulated below. Revision to its consolidated financial statements as of and for the year ended December 31, 2023 was included within the comparative consolidated financial statements as of and for the year ended December 31, 2024 contained in the Form 10-K filed with the SEC on April 15, 2025.

The following are the relevant line items from the Company’s condensed consolidated balance sheets and condensed consolidated statements of operations and comprehensive income/loss and cashflows as of and for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30 ,2024, which illustrate the effect of the revisions to the periods presented.

The following tables summarize the effect of the revision on each financial statement line item as of the dates indicated (all amounts in thousands):

Adjustment to opening accumulated deficit as of January 1, 2023

	As reported	Adjustments	As adjusted
Accumulated deficit	$(697,299)	$(1,268)	$(698,567)

Condensed Consolidated Balance Sheet as of March 31, 2023

	As
	reported	Adjustments	As adjusted
Accrued expenses and other current liabilities	$11,647	$1,524	$13,171
Total current liabilities	28,820	1,524	30,344
TOTAL LIABILITIES	28,923	1,524	30,447
Accumulated deficit	(692,167)	(1,524)	(693,691)
Total Moatable, Inc. shareholders’ equity	86,088	(1,524)	84,564
Total equity	71,690	(1,524)	70,166

Condensed Consolidated Statement of Operations and Comprehensive income for the three months ended March 31, 2023

	As
	reported	Adjustments	As adjusted
Selling and marketing	$4,896	$256	$5,152
Total operating expenses	12,845	256	13,101
Loss from operations	(3,419)	(256)	(3,675)
Income before provision of income tax and loss in equity method investments and noncontrolling interest, net of tax	5,190	(256)	4,934
Income before loss in equity method investments and noncontrolling interest, net of tax	5,190	(256)	4,934
Net income	5,334	(256)	5,078
Net income attributable to Moatable, Inc.	5,970	(256)	5,714
Comprehensive income	5,424	(256)	5,168
Comprehensive income attributable to Moatable, Inc.	6,055	(256)	5,799
Net income per share attributable to Moatable, Inc. shareholders:
Basic	0.005	(0.0002)	0.005
Diluted	0.005	(0.0002)	0.005

Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 2023

	As
	reported	Adjustments	As adjusted
Net income	$5,334	$(256)	$5,078
Accrued expenses and other current liabilities	(50)	256	206

Condensed Consolidated Balance Sheet as of June 30, 2023

	As
	reported	Adjustments	As adjusted
Accrued expenses and other current liabilities	$10,210	$1,796	$12,006
Total current liabilities	26,454	1,796	28,250
TOTAL LIABILITIES	26,520	1,796	28,316
Accumulated deficit	(707,422)	(1,796)	(709,218)
Total Moatable, Inc. shareholders’ equity	70,916	(1,796)	69,120
Total equity	56,159	(1,796)	54,363

Condensed Consolidated Statement of Operations and Comprehensive Loss for the three months ended June 30, 2023

	As
	reported	Adjustments	As adjusted
Selling and marketing	$4,639	$272	$4,911
Total operating expenses	13,078	272	13,350
Loss from operations	(2,831)	(272)	(3,103)
Loss before provision of income tax and loss in equity method investments and noncontrolling interest, net of tax	(8,931)	(272)	(9,203)
Loss before loss in equity method investments and noncontrolling interest, net of tax	(8,931)	(272)	(9,203)
Net loss	(8,761)	(272)	(9,033)
Net loss attributable to Moatable, Inc.	(8,411)	(272)	(8,683)
Comprehensive loss	(8,408)	(272)	(8,680)
Comprehensive loss attributable to Moatable, Inc.	(7,933)	(272)	(8,205)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.008)	(0.0003)	(0.009)

Condensed Consolidated Statement of Operations and Comprehensive Loss for the six months ended June 30, 2023

	As
	reported	Adjustments	As adjusted
Selling and marketing	$9,535	$528	$10,063
Total operating expenses	25,923	528	26,451
Loss from operations	(6,250)	(528)	(6,778)
Loss before provision of income tax and income (loss) in equity method investments and non-controlling interest, net of tax	(3,741)	(528)	(4,269)
Loss before income (loss) in equity method investments and non-controlling interest, net of tax	(3,741)	(528)	(4,269)
Net loss	(3,427)	(528)	(3,955)
Net loss attributable to Moatable, Inc.	(2,441)	(528)	(2,969)
Comprehensive loss	(2,984)	(528)	(3,512)
Comprehensive loss attributable to Moatable, Inc.	(1,878)	(528)	(2,406)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.002)	(0.001)	(0.003)

Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2023

	As
	reported	Adjustments	As adjusted
Net loss	$(3,427)	$(528)	$(3,955)
Accrued expenses and other current liabilities	(757)	528	(229)

Condensed Consolidated Balance Sheet as of September 30, 2023

	As
	reported	Adjustments	As adjusted
Accrued expenses and other current liabilities	$10,208	$2,072	$12,280
Total current liabilities	36,176	2,072	38,248
TOTAL LIABILITIES	36,397	2,072	38,469
Accumulated deficit	(714,272)	(2,072)	(716,344)
Total Moatable, Inc. shareholders’ equity	64,906	(2,072)	62,834
Total equity	50,055	(2,072)	47,983

Condensed Consolidated Statement of Operations and Comprehensive Loss for the three months ended September 30, 2023

	As
	reported	Adjustments	As adjusted
Selling and marketing	$4,382	$276	$4,658
Total operating expenses	11,277	276	11,553
Loss from operations	(799)	(276)	(1,075)
Loss before provision of income tax and loss in equity method investments and noncontrolling interest, net of tax	(6,898)	(276)	(7,174)
Loss before loss in equity method investments and noncontrolling interest, net of tax	(7,090)	(276)	(7,366)
Net loss	(6,958)	(276)	(7,234)
Net loss attributable to Moatable, Inc.	(6,850)	(276)	(7,126)
Comprehensive loss	(6,909)	276	(6,633)
Comprehensive loss attributable to Moatable, Inc.	(6,706)	276	(6,430)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.008)	(0.0003)	(0.009)

Condensed Consolidated Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2023

	As
	reported	Adjustments	As adjusted
Selling and marketing	$13,917	$804	$14,721
Total operating expenses	37,200	804	38,004
Loss from operations	(7,049)	(804)	(7,853)
Loss before provision of income tax and income (loss) in equity method investments and non-controlling interest, net of tax	(10,639)	(804)	(11,443)
Loss before income (loss) in equity method investments and non-controlling interest, net of tax	(10,831)	(804)	(11,635)
Net loss	(10,385)	(804)	(11,189)
Net loss attributable to Moatable, Inc.	(9,291)	(804)	(10,095)
Comprehensive loss	(9,893)	(804)	(10,697)
Comprehensive loss attributable to Moatable, Inc.	(8,584)	(804)	(9,388)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.009)	(0.001)	(0.010)

Condensed Consolidated Statement of Cash Flows for the nine months ended September 30, 2023

	As
	reported	Adjustments	As adjusted
Net loss	$(10,385)	$(804)	$(11,189)
Accrued expenses and other current liabilities	(802)	804	2

Condensed Consolidated Balance Sheet as of March 31, 2024

	As
	reported	Adjustments	As adjusted
Accrued expenses and other current liabilities	$10,673	$2,647	$13,320
Total current liabilities	21,259	2,647	23,906
TOTAL LIABILITIES	21,357	2,647	24,004
Accumulated deficit	(719,129)	(2,647)	(721,776)
Total Moatable, Inc. shareholders’ equity	61,339	(2,647)	58,692
Total equity	46,739	(2,647)	44,092

Condensed Consolidated Statement of Operations and Comprehensive Loss for the three months ended March 31, 2024

	As
	reported	Adjustments	As adjusted
Selling and marketing	$3,787	$289	$4,076
Total operating expenses	11,850	289	12,139
Loss from operations	(1,143)	(289)	(1,432)
Loss before provision of income tax and loss in equity method investments and non-controlling interest, net of tax	(2,235)	(289)	(2,524)
Loss before loss in equity method investments and noncontrolling interest, net of tax	(2,350)	(289)	(2,639)
Net loss	(2,841)	(289)	(3,130)
Net loss attributable to Moatable, Inc.	(2,814)	(289)	(3,103)
Comprehensive loss	(2,889)	(289)	(3,178)
Comprehensive loss attributable to Moatable, Inc.	(2,861)	(289)	(3,150)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.004)	(0.0004)	(0.004)

Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 2024

	As
	reported	Adjustments	As adjusted
Net loss	$(2,841)	$(289)	$(3,130)
Accrued expenses and other current liabilities	116	289	405

Condensed Consolidated Balance Sheet as of June 30, 2024

	As
	reported	Adjustments	As adjusted
Accrued expenses and other current liabilities	$9,821	$2,957	$12,778
Total current liabilities	20,918	2,957	23,875
TOTAL LIABILITIES	20,926	2,957	23,883
Accumulated deficit	(719,291)	(2,957)	(722,248)
Total Moatable, Inc. shareholders' equity	61,581	(2,957)	58,624
Total equity	47,189	(2,957)	44,232

Condensed Consolidated Statement of Operations and Comprehensive Loss for the three months ended June 30, 2024

	As
	reported	Adjustments	As adjusted
Selling and marketing	$4,576	$310	$4,886
Total operating expenses	12,267	310	12,577
Loss from operations	(478)	(310)	(788)
Loss before provision of income tax and income (loss) in equity method investments and non-controlling interest, net of tax	(254)	(310)	(564)
Loss before income (loss) in equity method investments and non-controlling interest, net of tax	(375)	(310)	(685)
Net loss	(182)	(310)	(492)
Net loss attributable to Moatable, Inc.	(162)	(310)	(472)
Comprehensive loss	(176)	(310)	(486)
Comprehensive loss attributable to Moatable, Inc.	(273)	(310)	(583)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.0002)	(0.0004)	(0.0006)

Condensed Consolidated Statement of Operations and Comprehensive Loss for the six months ended June 30, 2024

	As
	reported	Adjustments	As adjusted
Selling and marketing	$8,363	$599	$8,962
Total operating expenses	24,117	599	24,716
Loss from operations	(1,621)	(599)	(2,220)
Loss before provision of income tax and income (loss) in equity method investments and non-controlling interest, net of tax	(2,489)	(599)	(3,088)
Loss before income (loss) in equity method investments and non-controlling interest, net of tax	(2,725)	(599)	(3,324)
Net loss	(3,023)	(599)	(3,622)
Net loss attributable to Moatable, Inc.	(2,976)	(599)	(3,575)
Comprehensive loss	(3,065)	(599)	(3,664)
Comprehensive loss attributable to Moatable, Inc.	(3,134)	(599)	(3,733)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.004)	(0.001)	(0.005)

Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2024

	As
	reported	Adjustments	As adjusted
Net loss	$(3,023)	$(599)	$(3,622)
Accrued expenses and other current liabilities	(540)	599	59

Condensed Consolidated Balance Sheet as of September 30, 2024

	As
	reported	Adjustments	As adjusted
Accrued expenses and other current liabilities	$11,842	$3,293	$15,135
Total current liabilities	23,084	3,293	26,377
TOTAL LIABILITIES	24,193	3,293	27,486
Accumulated deficit	(717,791)	(3,293)	(721,084)
Total Moatable, Inc. shareholders' equity	62,589	(3,293)	59,296
Total equity	48,313	(3,293)	45,020

Condensed Consolidated Statement of Operations and Comprehensive Income for the three months ended September 30, 2024

	As
	reported	Adjustments	As adjusted
Selling and marketing	$4,628	$336	$4,964
Total operating expenses	12,868	336	13,204
Loss from operations	(235)	(336)	(571)
Income before provision of income tax and income (loss) in equity method investments and non-controlling interest, net of tax	736	(336)	400
Income before income (loss) in equity method investments and non-controlling interest, net of tax	1,340	(336)	1,004
Net income	1,505	(336)	1,169
Net income attributable to Moatable, Inc.	1,500	(336)	1,164
Comprehensive income	1,523	(336)	1,187
Comprehensive income attributable to Moatable, Inc.	1,517	(336)	1,181
Net income per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	0.002	(0.0004)	0.001

Condensed Consolidated Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2024

	As
	reported	Adjustments	As adjusted
Selling and marketing	$12,991	$935	$13,926
Total operating expenses	36,985	935	37,920
Loss from operations	(1,856)	(935)	(2,791)
Loss before provision of income tax and income (loss) in equity method investments and non-controlling interest, net of tax	(1,753)	(935)	(2,688)
Loss before income (loss) in equity method investments and non-controlling interest, net of tax	(1,385)	(935)	(2,320)
Net loss	(1,518)	(935)	(2,453)
Net loss attributable to Moatable, Inc.	(1,476)	(935)	(2,411)
Comprehensive loss	(1,542)	(935)	(2,477)
Comprehensive loss attributable to Moatable, Inc.	(1,617)	(935)	(2,552)
Net loss per share attributable to Moatable, Inc. shareholders:
Basic and Diluted	(0.002)	(0.001)	(0.003)

Condensed Consolidated Statement of Cash Flows for the nine months ended September 30, 2024

	As
	reported	Adjustments	As adjusted
Net loss	$(1,518)	$(935)	$(2,453)
Accrued expenses and other current liabilities	1,787	935	2,722

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOATABLE, INC.

	By:	/s/ Scott Stone
Date:April 23, 2025		Scott Stone
Chief Financial Officer